Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated June 30, 2023

to the currently effective Summary Prospectus and Statutory Prospectuses (collectively, the "Prospectuses"), each dated January 31, 2023, as may be supplemented from time to time, for Guggenheim Large Cap Value Fund,

Guggenheim Small Cap Value Fund, and Guggenheim SMid Cap Value Fund (collectively, the "Funds")

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, Chris Phalen (Managing Director and Portfolio Manager of Security Investors, LLC, the investment manager for each Fund) is added as a portfolio manager of each Fund. No other changes to the portfolio management teams for each Fund are being made. Accordingly, references to the portfolio managers for each Fund are updated to include Chris Phalen effective immediately.

The section of the Statutory Prospectuses entitled "Investment Managers—Portfolio Managers" is amended by adding the below paragraph:

Chris Phalen, CFA, Managing Director and Portfolio Manager of Security Investors, has co-managed Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, and Guggenheim SMid Cap Value Fund since June 2023. Mr. Phalen joined the Investment Manager (or its predecessor) in 1993 and has over 25 years of experience in the financial service industry. Mr. Phalen has served as a Senior Equity Research Analyst covering the Industrials and Materials sectors for the value equity funds since 2011 and as the Director of Value Equity Research since 2019. He has also served as head of fixed income at a predecessor firm, Security Global Investors, as a fixed income portfolio manager for Security Benefit Corporation's life insurance general account, and as a mutual fund fixed-income portfolio manager. Mr. Phalen earned a B.S. in Business Administration and Accounting from the University of Kansas. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Please Retain This Supplement for Future Reference

SUP-VALUE-0623x0124